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                                                                                                                        EXHIBIT 99.1


Financial Highlights                                                                                  The Charles Schwab Corporation
(In Millions, Except Per Share Amounts and as Noted)

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                                                                    Growth Rate
                                                                    -----------
                                                                      1-Year
                                                                     2002-2003          2003           2002           2001
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
Revenues (1)                                                              -          $ 4,087        $ 4,091        $ 4,292
Net income                                                             333%          $   472        $   109        $   199
Basic earnings per share (2)                                           338%          $   .35        $   .08        $   .14
Diluted earnings per share (2)                                         338%          $   .35        $   .08        $   .14
Adjusted operating income (3)                                           20%          $   490        $   409        $   424
Dividends declared per common share                                     14%          $  .050        $  .044        $  .044
Weighted-average common shares outstanding - diluted                    (1%)           1,364          1,375          1,399
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Closing market price per share (at year end)                             9%          $ 11.84        $ 10.85        $ 15.47
Book value per common share (at year end)                               10%          $  3.29        $  2.98        $  3.04
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Pre-tax profit margin - reported                                                       17.4%           4.6%           8.3%
After-tax profit margin - reported                                                     11.5%           2.7%           4.6%
After-tax profit margin - operating (3)                                                12.0%          10.0%           9.9%
Long-term debt (at year end)                                            20%          $   772        $   642        $   730
Stockholders' equity (at year end)                                      11%          $ 4,461        $ 4,011        $ 4,163
Return on stockholders' equity                                                           11%             3%             5%
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Full-time equivalent employees (at year end, in thousands)              (2%)            16.3           16.7           19.6
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(1)  Revenues are presented net of interest expense.  2002 and 2001 have been adjusted to summarize the impact of The Charles Schwab
     Corporation's sale of its U.K. brokerage subsidiary, Charles Schwab Europe, in loss from discontinued operations.
(2)  Both basic and diluted earnings per share include loss from discontinued  operations of $.00,  $(.03),  and $(.01) per share in
     2003, 2002, and 2001, respectively, and an extraordinary gain of $.01 and $.08 per share in 2002 and 2001, respectively.
(3)  Represents a non-GAAP income  measure,  which excludes  non-operating  revenue (which  primarily  consists of gains on sales of investments),  restructuring and other charges,  impairment  charges,  acquisition- and  merger-related  charges,  discontinued
     operations,  and extraordinary  items. See  reconciliation  of net income to adjusted  operating income at Exhibit 99.4 to this
     Current Report on Form 8-K.

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